UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

____________________

Date of Report (Date of earliest event reported): August 9, 2004

NVIDIA CORPORATION
____________________

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-23985
(Commission File Number)

94-3177549
(I.R.S. Employer Identification No.)

2701 San Tomas Expressway
Santa Clara, CA 95050
____________________

(Address of principal executive offices and zipcode)
(Registrant’s telephone number, including area code): (408) 486-2000

Item 5.   Other Events and Regulation FD Disclosure.

On August 9, 2004, NVIDIA Corporation issued a press release announcing a stock repurchase program under which NVIDIA may purchase up to $300,000,000 of its common stock. The press release is filed and attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

(c)	Exhibits
99.1	Press Release, dated August 9, 2004, entitled “NVIDIA Corporation Announces Stock Repurchase Program.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation

By: /s/ Marvin D. Burkett
Marvin D. Burkett
Chief Financial Officer
Date: August 10, 2004

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press Release, dated August 9, 2004, entitled “NVIDIA Corporation Announces Stock Repurchase Program.”